Dreyfus

Strategic Governments

Income, Inc.

ANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Options Written

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Dividend Reinvestment and
                                    Cash Purchase Plan

                            27   Proxy Results

                            29   Officers and Directors

                                                       FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                                       Back Cover

                                                                       The Fund

                                     Dreyfus Strategic Governments Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Governments Income, Inc., covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

The past 12 months have been highly volatile for most bonds, including U.S. government securities. When the reporting period began, U.S. Treasury securities had already rallied strongly during a "flight to quality" caused by the global financial crisis. However, other types of bonds -- including U.S. government agency securities -- had declined sharply in the wake of massive selling by troubled hedge funds. The Federal Reserve Board responded to these influences by reducing short-term interest rates. Its strategy apparently was effective, because the U.S. economy remained strong through the remainder of the reporting period.

In fact, by the second quarter of 1999, stronger than expected economic growth created concerns that inflationary pressures might re-emerge. To help forestall a rise of inflation, the Federal Reserve Board increased short-term interest rates three times during the summer and fall, leading to erosion of most bond prices. In addition, supply-and-demand factors have recently pushed the yields of U.S. government agency securities to levels that are quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Strategic Governments Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Strategic Governments Income, Inc. perform relative to its benchmark?

For the 12-month period ended November 30, 1999, Dreyfus Strategic Governments Income, Inc. produced a total return of 3.77%.(1) In contrast, the fund's benchmark, the Salomon Smith Barney World Government Bond Index (currency
hedged)  , produced   a   total   return  of  1.05%  for  the  same  period.(2)

We attribute our good relative performance primarily to our emphasis on sovereign bonds, particularly those from issuers in emerging markets. In addition, our allocation to U.S. government agency bonds boosted returns, while our limited exposure to U.S. Treasury bonds helped us avoid the disappointing returns those securities provided during much of the period.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (" U.S. Government Securities" ), as well as in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities (" Foreign Government Securities" ). Under normal circumstances, the fund invests at least 65% of its total assets in the securities of U.S. and foreign governments. The fund may also invest up to 35% of its total assets in other debt securities, including those issued by non-governmental issuers in the United States. The fund may invest up to 50% of its total assets in Foreign Government Securities. The dollar-weighted average maturity of the fund generally will not exceed 10 years.

When choosing securities, generally we first examine U.S. and global economic conditions and other market factors to determine what we believe is the likely
direction    of    long-    and    short-term    interest   rates.    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for what we believe are underpriced or mispriced securities within those sectors that, in our opinion, potentially can perform well over time.

What other factors influenced the fund's performance?

The global bond markets have been highly volatile over the past year. When 1999 began, many investors were concerned about the near collapse of a major U.S. hedge fund, the rapid deterioration of Asian economies and markets, Russia's debt default and low commodity prices. As a result of these negative economic influences, investors seemed more comfortable holding U.S. Treasuries, which many consider to be the most creditworthy investments in the world.

The environment that ultimately prevailed during most of 1999 presented quite a different picture, however. As the year progressed, many global economies staged impressive rebounds, and the U.S. economy continued to grow strongly. Commodity prices also began to rise; this was especially true of oil prices, which more
than    doubled    over    the    course    of    the    year.

As domestic and overseas economies continued to grow during the summer and fall, the Federal Reserve Board raised short-term interest rates by a total of 75 basis points in an attempt to forestall an acceleration of inflation. At the same time, strong economic growth reassured investors that recession was unlikely, and they seemed to become more comfortable holding riskier assets such
as    corporate    and    foreign    government    bonds.

As assets flowed into these higher yielding securities, they flowed out of U.S. Treasury securities, putting downward pressure on prices. As a result, U.S. Treasury securities underperformed most other sectors of the global bond market in 1999. When prices of U.S. Treasury securities fell, the differences in yields between U.S. Treasury securities and higher yielding bonds -- such as U.S. government agency and corpo rate bonds -- widened dramatically during the summer before moderating somewhat toward the end of the reporting period. We took advantage of these market conditions by locking in the higher yields available on U.S. corporate bonds and Foreign Government Securities during the summer.

What is the fund's current strategy?

We have recently taken several steps to add liquidity to the portfolio while simultaneously attempting to reduce potential Y2K-related risks. Toward the end of the year, we began to take profits in many of our emerging market investments, where we realized significant gains. We have redeployed those assets primarily to U.S. Treasury securities, which provide greater liquidity and have recently appeared more attractively valued. In addition, we reduced our exposure to government agency bonds, where the yield differences relative to Treasuries have narrowed recently, making government agency bonds less attractive.

By increasing the fund's liquidity, we believe we have positioned the fund to avoid any Y2K-related problems that may arise temporarily at the start of the new year. We also believe we are well positioned to take advantage of any new bond issuance in the early part of 2000. As global economies continue to grow, we believe they will need to raise capital. Accordingly, our current strategy is designed to keep assets readily available to selectively purchase new bonds as
they    come    to    market.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON THE NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS A MARKET CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF 18 GOVERNMENT BOND MARKETS.

                                                             The Fund

Selected Information

November 30, 1999 (Unaudited)

Market Price per share November 30, 1999            $ 8 1_4

Shares Outstanding November 30, 1999             14,640,617

New York Stock Exchange Ticker Symbol                   DSI

Market Price (New York Stock Exchange) FISCAL YEAR ENDED NOVEMBER 30, 1999 ($)

                                                            Quarter Ended

                 February 28, 1999                    May 31, 1999                  August 31, 1999                November 30, 1999
------------------------------------------------------------------------------------------------------------------------------------

High                       9(1)_4                          9(1)_16                         8(13)_16                         8(7)_8

Low                        8(7)_8                           8(3)_4                           8(1)_4                        8(1)_16

Close                      9(5)_8                           8(7)_8                          8(7)_16                         8(1)_4


Percentage Gain (Loss) BASED ON CHANGE IN MARKET PRICE(%)((+))

June 24, 1988 (commencement of operations) through November 30, 1999  100.50

December 1, 1989 through November 30, 1999                             99.39

December 1, 1994 through November 30, 1999                             43.42

December 1, 1998 through November 30, 1999                             (2.21)

March 1, 1999 through November 30, 1999                                (2.20)

June 1, 1999 through November 30, 1999                                 (2.86)

September 1, 1999 through November 30, 1999                            (0.00)

Net Asset Value Per Share ($)

June 24, 1988 (commencement of operations)                             11.11

November 30, 1998                                                      10.20

February 28, 1999                                                      10.02

May 31, 1999                                                            9.97

August 31, 1999                                                         9.74

November 30, 1999                                                       9.73

Percentage Gain BASED ON CHANGE IN NET ASSET VALUE(%)((+))

June 24, 1988 (commencement of operations) through November 30, 1999  155.12

December 1, 1989 through November 30, 1999                            122.82

December 1, 1994 through November 30, 1999                             56.52

December 1, 1998 through November 30, 1999                              3.77

March 1, 1999 through November 30, 1999                                 3.49

June 1, 1999 through November 30, 1999                                  1.87

September 1, 1999 through November 30, 1999                             2.05

((+))  WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

November 30, 1999

                                                                                              Principal

BONDS AND NOTES--94.4%                                                                       Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING AND FINANCE--4.7%

Bangko Sentral Philipinas,

   Bonds, 8.6%, 2027                                                                          2,500,000                2,109,258

Credit Local de France,

   Bonds, 9.625%, 2000                                                        CAD             1,000,000                  696,960

DLJ,

   Medium-Term Notes, .4%, 2000                                                               2,500,000  (b)           2,519,850

Mannesmann Finance,

   Bonds, 4.75%, 2009                                                         EUR             1,500,000                1,353,522

                                                                                                                       6,679,590

FOREIGN/GOVERNMENTAL--37.2%

Belgium Kingdom Bonds,

   9%, 2003                                                                   EUR             2,478,935                2,836,500

Canada Government Bonds:

   9.75%, 2000                                                                CAD             2,000,000                1,416,057

   8.75%, 2005                                                                CAD             2,000,000                1,533,899

Federative Republic of Brazil:

   Bonds, 14.5%, 2009                                                                         1,000,000                1,042,500

   Floating Rate Notes, 7%, 2009                                                              1,000,000  (c)             757,500

France O.A.T., Deb.:

   8.5%, 2003                                                                 EUR               781,837                  882,733

   8.5%, 2008                                                                 EUR             1,800,000                2,260,914

   8.5%, 2023                                                                 EUR             1,143,367                1,549,772

Hellenic Republic of Greece:

   Bonds, 8.6%, 2008                                                          GRD           400,000,000                1,377,398

   Bonds, 6.3%, 2009                                                          GRD           310,000,000                  938,271

Ivory Coast,

   Floating Rate Notes, 2%, 2018                                                              2,000,000  (c)             440,000

Kingdom of Denmark Bonds,

   7%, 2007                                                                   DKK             9,000,000                1,344,165

Poland, Ser. PDI,

   Floating Rate Bonds, 6%, 2014                                                              2,500,000  (c)           2,209,375

Republic of Argentina:

   Bonds, 11.75%, 2009                                                                        1,000,000                  967,500

   Ser. B, Discount Notes, 0%, 2001                                                           3,000,000                2,658,900

Republic of Austria,

   Deb., 6.25%, 2003                                                          JPY           720,000,000                8,530,676

Republic of Italy Bonds,

   5.125%, 2003                                                               JPY           270,000,000                3,068,254

Republic of Turkey,

   Notes, 11.875%, 2004                                                                       3,000,000                3,026,250

Republica Oriental del Uruguay,

   Sr. Notes, 7.875%, 2027                                                                    2,645,000                2,453,238

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Spain Government,

   Deb., 10%, 2005                                                            EUR             3,504,554                4,344,418

Sweden Government,

   Deb., 6%, 2005                                                             SEK            13,000,000                1,572,137

United Kingdom Gilt Edged Securities:

   9.5%, 2005                                                                 GBP               600,000                1,110,846

   9%, 2011                                                                   GBP               250,000                  529,641

United Mexican States:

   Bonds, 11.375%, 2016                                                                       2,000,000                2,210,000

   Ser. B, Secured Bonds, 6.25%, 2019                                                         3,000,000                2,328,900

   Ser. C, Collateralized Floating Rate Bonds,

      6.836%, 2019                                                                            1,000,000  (c,d)           908,800

   Ser. WA, Secured Bonds, 6.25%, 2019                                                        1,000,000  (d)             776,300

                                                                                                                      53,074,944

FOREIGN/SUPRANATIONAL--4.9%

European Investment Bank,

   Notes, 12.2%, 2003                                                         ITL         7,000,000,000                4,440,959

International Bank for Reconstruction and Development,

   Notes, 5.25%, 2002                                                         JPY           230,000,000      (g)       2,513,960

                                                                                                                       6,954,919

U.S. GOVERNMENT AGENCY--16.5%

Federal Farm Credit, Real Yield Securities,

   2.858%, 2/14/2002                                                                          1,000,000  (d)             972,520

Federal National Mortgage Association:

   Medium-Term Notes, 5.75%, 2/15/2008                                                        5,000,000                4,686,365

   Medium-Term Notes, 5.25%, 1/15/2009                                                       20,000,000               17,916,400

                                                                                                                      23,575,285

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--14.7%

Federal Home Loan Mortgage Corp.:

  Gtd. REMIC Pass-Through Ctfs.,

      Ser. 51, Cl. E, 10%, 7/15/2020                                                          4,005,010                4,279,554

   REMIC Trust, Pass-Through Ctfs.

      (Collateralized by FHLMC Pass-Through Ctfs.),

      Ser. 2153, Cl. PI, 6.5%, 3/15/2016

         (Interest Only Obligation)                                                           7,000,000  (e)           1,585,938

Federal National Mortgage Association:

   8%, 12/1/2025                                                                                726,456                  739,845

   Gtd. REMIC Pass-Through Ctfs.,

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                    1,980,460                2,068,828


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED (CONTINUED)

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1994-20K, 8.65%, 11/1/2014                                                         3,816,889                3,995,199

      Ser. 1994-20L, 8.4%, 12/1/2014                                                          6,451,007                6,696,388

      Ser. 1997-20J, 6.55%, 10/1/2017                                                         1,576,901                1,519,471

                                                                                                                      20,885,223

U.S. GOVERNMENT--15.8%

U.S. Treasury Notes:

   5.875%, 10/31/2001                                                                        20,000,000               19,957,600

   6%, 8/15/2009                                                                              2,600,000                2,567,786

                                                                                                                      22,525,386

UTILITIES--.6%

Korea Electric Power,

   Discount Notes, 0/7.95%, 2096                                                              5,256,000  (f)             789,094

TOTAL BONDS AND NOTES

   (cost $138,895,710)                                                                                               134,484,441
-----------------------------------------------------------------------------------------------------------------------------------

OPTIONS--.0%                                                                                  Contracts                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Call Options;

  U.S. Treasury Notes, 4.75%, 11/15/2008,

  December '99 @$100.375

   (cost $207,187)                                                                                  85                        1
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--5.7%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--5.2%

Federal Home Loan Banks,

   Discount Notes, 5.57%, 12/1/1999                                                           7,355,000                7,355,000

U.S. TREASURY BILLS--.5%

4.5%, 12/9/1999                                                                                 550,000  (g)             549,461

4.7%, 12/23/1999                                                                                150,000  (g)             149,625

                                                                                                                         699,086

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,054,019)                                                                                                   8,054,086
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $147,156,916)                                                            100.1%              142,538,528

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (55,424)

NET ASSETS                                                                                       100.0%              142,483,104

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

A PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED.
CAD--CANADIAN DOLLARS DKK--DANISH KRONE EUR--EUROS GBP--BRITISH POUNDS
GRD--GREEK DRACHMAS ITL--ITALIAN LIRE JPY--JAPANESE YEN SEK--SWEDISH KRONA

B SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 1999, THESE
SECURITIES AMOUNTED TO $2,519,850 OR 1.8% OF NET ASSETS.

C VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

D WITH VALUE RECOVERY RIGHTS ATTACHED.

E NOTIONAL FACE AMOUNT SHOWN.

F ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

G HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL
FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

November 30, 1999

                                                                                                                       Unrealized

                                                                   Market Value                                      Appreciation

                                                                     Covered by                                    (Depreciation)

                                            Contracts             Contracts ($)             Expiration            at 11/30/99 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                         68                 7,300,437           December '99                  (15,938)

U.S. Treasury 5 year Notes                         43                 4,256,328              March '00                  (13,773)

U.S. Treasury 10 year Notes                        26                 2,534,594              March '00                   (6,906)

U.S. Treasury 30 year Bonds                        69                 6,421,313              March '00                 (129,859)

Australian Dollar                                  25                 1,592,000           December '99                  (53,000)

Euro Bond                                          15                 1,892,813           December '99                 (138,375)

Euro Bond                                          51                 5,441,150              March '00                   41,499

United Kingdom 15 year Gilt                        15                 2,730,318              March '00                  (25,683)

FINANCIAL FUTURES SHORT

U.S. Treasury 20 year Bonds                        90                10,071,563           December '99                  177,063

                                                                                                                       (164,972)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPTIONS WRITTEN

November 30, 1999

Call Options

ISSUER                                          Contracts         Value ($)
--------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,                85                1

  December '99 @$104.78125

Put Options

ISSUER
--------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,

   December '99 @ $95.125                               85         443,955

   (Premiums received $207,187)                                    443,956

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           147,156,916   142,538,528

Cash                                                                  4,000,189

Interest receivable                                                   2,936,182

Receivable for investment securities sold                             2,598,255

Net unrealized appreciation on forward

   currency exchange contracts--Note 3(a)                                61,012

Receivable for futures variation margin--Note 3(a)                       19,178

Prepaid expenses and other assets                                        10,821

                                                                    152,164,165
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            92,286

Payable for investment securities purchased                           7,970,780

Dividend payable                                                        915,039

Outstanding options written, at value

   (premiums received $207,187)--see Statement of Options Written       443,956

Accrued expenses and other liabilities                                  259,000

                                                                      9,681,061
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,483,104
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     160,194,917

Accumulated distributions in excess of investment income-net        (2,183,543)

Accumulated net realized gain (loss) on investments, options

   and foreign currency transactions                               (10,520,422)

Accumulated net unrealized appreciation (depreciation) on

  investments, options written and foreign currency transactions

   [including ($164,972) net unrealized depreciation on
   financial futures]                                               (5,007,848)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,483,104
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      14,640,617

NET ASSET VALUE, per share ($)                                             9.73

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended November 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     11,575,270

EXPENSES:

Management fee--Note 2(a)                                            1,022,275

Shareholder servicing costs                                             71,413

Custodian fees                                                          67,993

Professional fees                                                       62,600

Directors' fees and expenses--Note 2(b)                                 58,455

Shareholders' reports                                                   54,576

Registration fees                                                       24,260

Miscellaneous                                                           32,639

TOTAL EXPENSES                                                       1,394,211

INVESTMENT INCOME-NET                                               10,181,059
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and

   foreign currency transactions (including options written)        (3,366,332)

Net realized gain (loss) on financial futures                         (712,103)

Net realized gain (loss) on forward currency exchange contracts      1,642,855

NET REALIZED GAIN (LOSS)                                            (2,435,580)

Net unrealized appreciation (depreciation) on investments, options written and foreign currency transactions [including ($251,514)

   net unrealized (depreciation) on financial futures]              (3,685,483)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,121,063)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,059,996

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended November 30,
                                             -----------------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income-net                          10,181,059          10,142,388

Net realized gain (loss) on investments       (2,435,580)          (4,401,402)

Net unrealized appreciation (depreciation)
   on investments                             (3,685,483)           2,720,455

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,059,996            8,461,441
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income-net                        (10,010,460)         (16,664,869)

In excess of investment income-net                   --              (720,868)

Tax return of capital                           (970,003)                 --

TOTAL DIVIDENDS                              (10,980,463)         (17,385,737)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,920,467)          (8,924,296)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           149,403,571          158,327,867

END OF PERIOD                                 142,483,104          149,403,571

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for the fiscal period indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------

                                                                 1999          1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.20         10.81          10.76          10.66          9.85

Investment Operations:

Investment income--net                                            .70(a)        .70(a)         .69(a)         .72(a)        .71

Net realized and unrealized gain (loss)
   on investments                                                (.42)         (.12)            .18           .13           .82

Total from Investment Operations                                  .28           .58             .87           .85          1.53

Distributions:

Dividends from investment income-net                             (.69)        (1.14)          (.67)          (.74)         (.71)

Dividends in excess of investment
   income--net                                                     --          (.05)          (.15)          (.01)         (.01)

Tax return of capital                                            (.06)           --             --             --            --

Total Distributions                                              (.75)        (1.19)          (.82)          (.75)         (.72)

Net asset value, end of period                                   9.73         10.20          10.81          10.76         10.66

Market Value, end of period                                     8 1_4        9 3_16         9 9_16          9 3_8         9 1_8
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (2.21)         8.75           11.32          11.37          8.80
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95          .90             .92            .90           .94

Ratio of net investment income to
   average net assets                                            6.97         6.65            6.48           6.91          7.56

Portfolio Turnover Rate                                        480.07       559.75          337.41         328.37         91.27
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         142,483      149,404         158,328        157,527       156,083

A  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B  CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Governments Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Investment Adviser") serves as the fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Sinopia Asset Management serves as the fund's sub-investment adviser.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are
valued    at    the    last     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $35,762 during the period ended November 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly.
Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as
amended    (the

" Code" ). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan

On  November 12, 1999, the Board of Directors declared a cash dividend of $.0625
per   share   from  investment  income-net,  payable  on  December  1,  1999  to shareholders of record as of the close of business on November 16, 1999.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $10,333,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004, $811,000 expires in fiscal 2006 and $4,289,000 expires in fiscal 2007.

During the period ended November 30, 1999, the fund increased accumulated undistributed investment income-net by $1,090,005 and decreased accumulated net realized gain (loss) on iinvestments by $120,002 and paid-in capital by $970,003. Net assets were not effected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Investment Adviser, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the fund's average weekly net assets and is payable monthly by the Investment Adviser.

The fund compensates Mellon, an affiliate of the Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $19,482 pursuant to the transfer agency agreement.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(c) At November 30,1999, the fund held 320,000 shares of Common Stock in Treasury, with a cost basis of $2,850,038.

NOTE 3--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period
ended   November   30,   1999,   amounted  to  $669,683,639  and  $675,607,994,
respectively.


The following summarizes open forward currency exchange contracts at November 30, 1999:


                                                            FOREIGN                                                      UNREALIZED

FORWARD CURRENCY                                           CURRENCY                                                    APPRECIATION

EXCHANGE CONTRACTS                                          AMOUNTS          PROCEEDS ($)              VALUE($)    (DEPRECIATION)($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

British Pounds,
expiring 2/24/2000                                        1,075,000             1,741,640              1,719,211             22,429

Canadian Dollars,
expiring 2/24/2000                                        5,700,000             3,896,903              3,877,805             19,098

Danish Krone,
expiring 2/24/2000                                       10,237,000             1,430,768              1,394,759             36,009

Euro,
expiring 2/24/2000                                       17,525,000            18,195,331             17,784,289            411,042

Greek Drachmas,
expiring 1/20/2000                                      806,000,000             2,508,325              2,462,116             46,209

Japanese Yen,
expiring 2/24/2000                                    1,443,000,000            13,851,027             14,360,800           (509,773)

Swedish Krona,
expiring 2/24/2000                                       14,312,000             1,728,649              1,692,651             35,998

TOTAL                                                                                                                        61,012

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes the fund' s call/put options written for the period ended November 30, 1999:

                                                                                                  OPTIONS TERMINATED

                                                                                                  ___________________

                                                                                                                     NET

                                            NUMBER OF                PREMIUMS                                     REALIZED

                                            CONTRACTS               RECEIVED ($)                  COST ($)         GAIN ($)

                                            __________              ____________                  _____________________

OPTIONS WRITTEN:

Contracts outstanding

   November 30, 1998                              --                         --

Contracts written                              1,157                  1,267,658

Contracts terminated:

  Closed                                         837                    884,283                   743,114           141,169

  Exercised                                      150                    176,187                   176,187                --

Contracts outstanding

  November 30, 1999                              170                    207,188

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 1999 are set forth in the Statement of Financial Futures.

(b) At November 30, 1999, accumulated net unrealized depreciation on investments, financial futures, options and forward currency exchange contracts was $4,959,117, consisting of $2,410,584 gross unrealized appreciation and $7,369,701 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Strategic Governments Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Governments Income, Inc., including the statements of investments, options written and financial futures, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Governments Income, Inc. at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

January 12, 2000



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

The fund generally distributes net investment income and any net realized short-term capital gains monthly, and net realized long-term capital gains at least annually.

Under the fund' s Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has fund shares registered in his name will have all distributions reinvested automatically by The Mellon, as Plan agent (the " Agent" ), in additional shares of the fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares of the fund' s Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such distributions will be treated like any other cash dividend.

A shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank N.A., c/o ChaseMellon Shareholder Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from
$100    to    $500,    for    investment    in    the    fund'   s    The   Fun

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED) (Unaudited)

shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

Plan participants pay an Agent's fee of $.50 per reinvestment of dividends and distributions, a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $3.00 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


PROXY RESULTS (Unaudited)

Stockholders   voted   on  the  following  proposals  presented  at  the  annual
stockholders' meeting held on June 11, 1999. The description of each proposal and the number of shares voted are as follows:

                                                                                            Shares
                                                        ----------------------------------------------------------------------------

                                                                 For                       Against                     Abstained
                                                        ----------------------------------------------------------------------------

1. To consider a proposal
   to convert the fund
   to an open-end
   investment company                                       2,192,140                     4,849,434                      475,596

2. To ratify the selection
   of Ernst & Young LLP
   as independent auditors
   of the fund                                             12,211,849                       168,458                      153,684

3. To consider a stockholder
   proposal recommending that the
   fund's board commit to a program
   to repurchase fund shares.                               2,035,814                     4,910,267                      583,388

                                                                                                                       Authority

                                                                                           For                          Withheld
                                                                             -------------------------------------------------------

4. To elect three Class I Directors:((+))

      Joseph S. DiMartino                                                           11,954,162                           579,829

      Warren B. Rudman                                                              11,951,448                           582,543

      Sander Vanocur                                                                11,944,836                           589,155

((+)) THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2002.

                                                                      The Fund

NOTES


OFFICERS AND DIRECTORS

Dreyfus Strategic Governments Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

David W. Burke

Diane Dunst

Rosalind Gersten Jacobs

Jay I. Meltzer

Daniel Rose

Warren B. Rudman

Sander Vanocur

OFFICERS

President and Treasurer

    Marie E. Connolly

Vice President and Secretary

    Margaret W. Chambers

Vice President and Assistant Treasurer

    John P. Covino

Vice President and Assistant Treasurer

    Mary A. Nelson

Vice President and Assistant Treasurer

    George A. Rio

Vice President and Assistant Treasurer

    Joseph F. Tower, III

Vice President, Assistant Treasurer and

    Assistant Secretary

    Frederick C. Dey

Vice President, Assistant Treasurer and

    Assistant Secretary

    Stephanie Pierce

Vice President and Assistant Secretary

    Douglas C. Conroy

Vice President and Assistant Secretary

    Karen Jacoppo-Wood

Vice President and Assistant Secretary

    Christopher J. Kelley

OFFICERS (CONTINUED)

Vice President and Assistant Secretary

    Kathleen K. Morrisey

Vice President and Assistant Secretary

    Elba Vasquez

PORTFOLIO MANAGERS

    Gerald Thunelius

    Jean Charles Bertrand

    Michel-Andre Levy

    Benedicte Maillant

    Thierry Mirabe

    Pierre Sequier

    Jacques Sikarov

INVESTMENT ADVISER

The Dreyfus Corporation

SUB-INVESTMENT ADVISER

Sinopia Asset Management

CUSTODIAN

The Bank of New York

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

NYSE Symbol: DSI

INITIAL SEC EFFECTIVE DATE

June 23, 1988

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "WORLD INCOME FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS WORLD INCOME FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END FUNDS WORLD INCOME FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Governments

                        Income, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Sinopia Asset Management

                        66 Rue de la Chaussee d'Antin

                        Paris, France 75009

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent,

                        Dividend Disbursing Agent

                        & Registrar

                        Mellon Bank, N.A.

                        85 Challenger Road

                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                  429AR9911